UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2021

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street,	Miami,	Florida	33178
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	INT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 21, 2021, World Fuel Services Corporation (the “Company”) held its annual meeting of shareholders. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The shareholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the annual shareholder meeting in 2022 or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Kasbar	53,282,067	3,136,067	2,695,752
Ken Bakshi	39,852,413	16,565,721	2,695,752
Jorge L. Benitez	44,943,645	11,474,489	2,695,752
Sharda Cherwoo	55,252,324	1,165,810	2,695,752
Richard A. Kassar	34,293,874	22,124,260	2,695,752
John L. Manley	52,561,832	3,856,302	2,695,752
Stephen K. Roddenberry	36,853,546	19,564,588	2,695,752
Paul H. Stebbins	54,493,289	1,924,845	2,695,752

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, by a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,428,601	4,720,905	268,628	2,695,752

Proposal 3: Ratification of Appointment of Independent Registered Certified Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2021 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,302,996	786,517	24,373	-

Proposal 4: Approval of the World Fuel Services Corporation 2021 Omnibus Plan

The shareholders approved the World Fuel Services Corporation 2021 Omnibus Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,898,354	3,491,788	27,992	2,695,752

Item 9.01.  Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	World Fuel Services Corporation 2021 Omnibus Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 25, 2021	World Fuel Services Corporation

/s/ Amy A. Quintana
Amy A. Quintana
Senior Vice President, Chief Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	World Fuel Services Corporation 2021 Omnibus Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)